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                                                 Filed Pursuant to Rule 497(e)
                                                 Registration File No.: 2-64782
                                                                        811-2932


                        SUPPLEMENT TO THE PROSPECTUS OF
             MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
                             DATED OCTOBER 31, 2000


     The second paragraph under the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:


    The Fund's portfolio is managed within the Investment Manager's Taxable Income Group. Steven F. Esser, Robert E. Angevine, Gordon W. Loery and Deanna L. Loughnane have been the primary portfolio managers of the Fund since January 2001. Mr. Esser is a Managing Director of the Investment Manager as well as a Managing Director of Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager. Mr. Angevine is a Principal of the Investment Manager as well as a Principal of MAS. Mr. Loery is a Principal of the Investment Manager as well as a Principal of MAS. Messrs. Esser, Angevine and Loery have been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Ms. Loughnane is a Principal of the Investment Manager as well as a Principal of MAS. Ms. Loughnane has been managing portfolios for MAS and investment advisory affiliates of MAS since 1997, prior to which time she was a Vice President and Senior Corporate Bond Analyst for Putnam Investments (1993-1997).



January 8, 2001